ADVISORS DISCIPLINED TRUST 1869

                          SUPPLEMENT TO THE PROSPECTUS

     Kayne Anderson Energy Total Return Fund, Inc. (NYSE: KYE) has merged with and into Kayne Anderson Midstream/Energy Fund, Inc. (NYSE: KMF). Accordingly, notwithstanding anything to the contrary in the prospectus, the portfolio for the Cohen & Steers MLP, Midstream & Energy Income Closed-End Portfolio now includes shares of Kayne Anderson Midstream/Energy Fund, Inc. and will no longer include shares of Kayne Anderson Energy Total Return Fund, Inc.

     Supplement Dated:  August 6, 2018